SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a party other than the Registrant [ ]

Check the appropriate box(es):

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  For  use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 FIRSTHAND FUNDS
                  (Name of Registrant as Specified in Charter)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule -11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration no.: Schedule 14A; 002-99009; 811-04354
     (3)  Filing Party: FIRSTHAND FUNDS
     (4)  Date Filed: July 14, 1999

                                 FIRSTHAND FUNDS
                        101 Park Center Plaza, Suite 1300
                           San Jose, California 95113

                                  July 14, 1999

                         Firsthand Technology Value Fund
                        Firsthand Technology Leaders Fund
                      Firsthand Technology Innovators Fund


Dear Shareholder,

You are cordially invited to attend a Special Meeting of Shareholders of each of the above listed Firsthand Funds to be held on August 24, 1999, at the Fairmont Hotel, located at 170 South Market Street, San Jose, CA 95113.

The primary purpose of the Special Meeting is to approve a new investment advisory agreement with Firsthand Funds' existing investment advisor, Interactive Research Advisers, Inc., in connection with a reorganization of its business. The new investment advisory agreement is the same in all material respects to the existing investment advisory agreement. If the new agreement is approved:

o    There will be no changes to the expenses of the Funds, and
o The Funds will continue to be managed by Interactive Research Advisers under its restructured ownership.

Attached with this letter are a Notice of Special Meeting of Shareholders, a Proxy Statement and a proxy card. Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in Firsthand Funds.

Sincerely,

/s/ Kevin Landis
----------------
Kevin Landis, President
Firsthand Funds

                                 FIRSTHAND FUNDS
                        101 Park Center Plaza, Suite 1300
                           San Jose, California 95113

                                  July 14, 1999

                         Firsthand Technology Value Fund
                        Firsthand Technology Leaders Fund
                      Firsthand Technology Innovators Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of each of the above referenced funds will be held at the Fairmont Hotel, 170 South Market Street, San Jose, California 95113 on August 24, 1999, at 8:00 a.m. (local time) for the following purposes:

1. For shareholders of each Fund: to approve a new investment advisory agreement between each Fund and Interactive Research Advisers, Inc., ("IRA"), pursuant to which IRA will continue to act as the investment adviser of each Fund, to become effective upon the completion of a reorganization of IRA.

2. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

Shareholders of record at the close of business on July 1, 1999, are entitled to notice of, and to vote at, the Meeting. Each Fund is a series of Firsthand Funds, a Delaware business trust.

/s/ Kevin Landis
----------------
Kevin Landis, President
Firsthand Funds

                                 FIRSTHAND FUNDS

                                 Proxy Statement
                      For a Special Meeting of Shareholders
                          To Be Held on August 24, 1999

                         Firsthand Technology Value Fund
                        Firsthand Technology Leaders Fund
                      Firsthand Technology Innovators Fund

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the "Board") of Firsthand Funds for voting at the special meeting of shareholders of each Fund named above to be held at 8:00 a.m. (local time) on August 24, 1999, at the Fairmont Hotel, 170 South Market Street, San Jose, California 95113, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about July 20, 1999.

PROPOSAL

FUNDS:    All
SUMMARY: Approve a new investment agreement with Interactive Research Advisers, Inc.

Each share of each Fund is entitled to one vote on the Proposal and on each other matter that it is entitled to vote upon at the Meeting.

Each valid proxy that we receive will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the Proposal for the shareholders of each Fund. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to Firsthand Funds or by voting in person at the Meeting.

The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities" for each Fund as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Each Fund will vote separately on the Proposal.

The Meeting is scheduled as a joint meeting of the respective shareholders of each Fund because the shareholders of each Fund will consider and vote on essentially the same matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of each Fund's shareholders.

THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

The Board of Firsthand Funds has fixed the close of business on July 1, 1999, as the record date (the "Record Date") for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. Each Fund will vote separately for the Proposal. At the close of business on the Record Date, the following shares were outstanding:

FUND                                                TOTAL FUND SHARES
Firsthand Technology Value Fund                         6,058,214
Firsthand Technology Leaders Fund                       3,651,062
Firsthand Technology Innovators Fund                    1,790,371

BACKGROUND

Currently, Interactive Research Advisers, Inc., (the "Adviser"), a California Corporation, serves as investment adviser to each Fund pursuant to an existing investment advisory agreement (each an "Existing Advisory Agreement" and collectively the "Existing Advisory Agreements"). Under the Existing Advisory Agreements, the Adviser furnishes investment advice and investment management services with respect to each Fund's portfolio of securities and investments.

On June 12, 1999, the Adviser entered into a reorganization agreement with each of its outstanding shareholders. As of this date, Yakoub Bellawala, resigned as Chief Operating Officer and Chief Financial Officer of the Adviser, Steve Witt resigned as Partner of the Adviser and Ken Kam resigned as President of the Adviser.

More detailed information on the reorganization (the "Reorganization") is set forth at the end of the proxy statement. The Reorganization has a direct impact on the Adviser because it will cause a change in the ultimate ownership of the Adviser. As explained below, such ownership changes automatically terminate the investment advisory agreement that each Fund has with the Adviser and, if the Adviser is to continue to serve as the investment adviser to each Fund, would require the Board of Firsthand Funds and the shareholders of each Fund to approve a new investment advisory agreement with the Adviser under its post-reorganization ownership.

The Reorganization is expected to close on or about September 3, 1999, or such later date as to which the parties may agree in writing (the "Closing"), and is subject to various conditions, including approval by the Shareholders of each Fund of a new investment advisory agreement between the Adviser and each Fund. After the Closing, the Adviser will continue to operate out of its current offices in San Jose, California. Kevin Landis, a portfolio manager of the Technology Value Fund and the sole portfolio manager of the Technology Leaders Fund and the Technology Innovators Fund, will continue to manage the portfolios of each Fund. Effective October 1, 1999, Mr. Kam, who has already resigned as an Officer of the Adviser, will cease to be an employee of the Adviser and a portfolio manager of the Technology Value Fund but will continue providing investment advisory consulting services to the Adviser under a consulting arrangement for at least four more years. At the Closing, Ken Kam will resign as a Trustee of Firsthand Funds. After the Closing, the Funds will continue to operate under the name Firsthand Funds.

THE LEGAL FRAMEWORK

Pursuant to Section 15 of the 1940 Act each investment advisory agreement between a Fund and an adviser terminates automatically upon its assignment, which is deemed to include any change of control of the investment adviser.
Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the registered investment company's shareholders. The Reorganization will result in a change of control of the Adviser and, hence, an assignment will be deemed to take place which will result in the termination of the Existing Advisory Agreement. Therefore, in order for the Adviser to continue to provide investment advisory services to the Funds after the Closing, the shareholders of each Fund must approve a new investment advisory agreement (each a "New Advisory Agreement" and collectively the "New Advisory Agreements") between each Fund and the Adviser. The Board of Firsthand Funds believes that it is in the best interests of the Funds for the Adviser to continue managing each of the Funds.

COMPARISON OF THE NEW ADVISORY AGREEMENTS AND THE EXISTING ADVISORY AGREEMENTS

The shareholders of the Technology Value Fund last approved that Fund's existing investment advisory agreement dated July 21, 1997, on July 21, 1997. The initial shareholder of the Technology Leaders Fund initially approved its investment advisory agreement dated December 3, 1997, on December 4, 1997. The initial shareholder of the Technology Innovators Fund initially approved its investment advisory agreement dated May 19, 1998, on May 19, 1998.

Under the Existing Advisory Agreements, as compensation for the services performed by the Adviser, each Fund pays the Adviser a fee, accrued each calendar day (including weekends and holidays) at the rate of 1.5% per annum of the daily net assets of each Fund. However, the Adviser shall reduce such fee or, if necessary, make expense reimbursements to each Fund to the extent required to limit the total annual operating expenses of each Fund to 1.95% of its average daily net assets up to $200 million; 1.90% of such assets from $200 million to $500 million; 1.85% of such assets from $500 million to $1 billion; and 1.80% of such assets in excess of $1 billion. For the fiscal year ended December 31, 1998, the Technology Value Fund paid advisory fees of $2,734,532. For the fiscal year ended December 31, 1998, the Technology Leaders Fund paid advisory fees of $286,734. For the fiscal period ended December 31, 1998, the Technology Innovators Fund paid advisory fees of $14,782.

The New Advisory Agreements will be substantially identical in all material respects to the Existing Advisory Agreements. A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description of the New Advisory Agreement is only a summary. You should refer to Exhibit B for a form of the complete New Advisory Agreement.

As is the case under the Existing Advisory Agreements, the New Advisory Agreements provide that the Adviser will provide investment advisory services to the Funds, including deciding what securities will be purchased and sold by the Funds, when such purchases and sales are to be made, and arranging for those purchases and sales, all in accordance with the provisions of the 1940 Act and the rules thereunder, the governing documents of Firsthand Funds, the fundamental policies of the Funds, as reflected in its registration statement, and any policies and determinations of the Board of Trustees.

Section 15 of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for the Adviser to continue advising each Fund, the shareholders of each Fund must approve the New Advisory Agreement.

If approved by shareholders, each New Advisory Agreement will continue in effect for two years from its effective date for each Fund, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board of Firsthand Funds or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of each Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons of Firsthand Funds or of any such party. Each New Advisory Agreement provides that it may be terminated at any time, without penalty, by either party upon 60-days' written notice, provided that such termination by a Fund shall be directed or approved by a vote of the Board of Firsthand Funds, or by a vote of holders of a majority of the shares of that Fund.

Both the Existing Advisory Agreements and the New Advisory Agreements provide that the Adviser would have no liability to the Funds or any shareholder of the Funds for any act or omission in connection with rendering services under the respective agreements, including any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser of its duties under the agreements ("Disabling Conduct"), and except to the extent specified in Section 36(b) of the 1940 Act with respect to a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The New Advisory Agreements, like the Existing Advisory Agreements, provide that the Funds shall indemnify the Adviser and its employees, officers and directors from any liability arising from the Adviser's conduct under the New Advisory Agreement, except for Disabling Conduct, to the extent permitted by the Funds' governing documents and applicable law.

--------------------------------------------------------------------------------
The Board of Firsthand Funds has unanimously recommended that shareholders approve and vote "FOR" the Proposal.
--------------------------------------------------------------------------------

The Board of Trustees of Firsthand Funds has determined that the New Advisory Agreements are fair and in the best interests of each Fund's shareholders. In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed arrangements and potential benefits.

THE TRUSTEES' CONSIDERATIONS

The transactions contemplated by the Reorganization were presented to the Board of Trustees of Firsthand Funds for their consideration at Board of Trustees' meetings on May 8, 1999, and on July 1, 1999. The full Board, and, separately, the independent Trustees, voted to approve, preliminarily, the new advisory agreements between each Fund and the Adviser following the Reorganization, subject to their later approval at an in-person meeting. The Trustees carefully evaluated the experience of the Adviser's key personnel in portfolio management, the high quality of services the Adviser is expected to continue to provide to the Funds, and the fair and reasonable compensation proposed to be paid to the Adviser, and found particularly significant:

o Mr. Landis will continue to be a portfolio manager for each Fund and Mr. Kam will continue providing investment advisory services under a consulting arrangement to the Adviser for at least the next four years;
o That the terms of the Existing Advisory Agreements will be unchanged under the New Advisory Agreements except for different effective and termination dates; and
o That the compensation payable to the Adviser by each Fund under the New Advisory Agreements will be at the same rate as the compensation now payable by each Fund to the Adviser under the Existing Advisory Agreements;

The Trustees also have given careful consideration to other factors deemed to be relevant to the Funds, including, but not limited to:

o    The favorable relative long-term performance of each Fund;
o The reputation, qualifications and background of Mr. Landis, as well as the qualifications of the employees of the Adviser;
o The commitment of the Adviser to pay or reimburse each Fund for the expenses incurred in connection with the Reorganization so that shareholders of the Funds would not bear those expenses; and
o    Other factors the Trustees deemed relevant.

The Adviser has advised the Board that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Reorganization. Accordingly, the Board believes that each Fund should receive investment advisory services under the New Advisory Agreements equal or superior to those it currently receives under the Existing Advisory Agreements, at the same fee levels.

Based upon its evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board, including the disinterested Trustees unanimously determined that approval of the New Advisory agreements is in the best interests of each Fund and its shareholders and recommended the approval of the Proposal by the shareholders at the Meeting.

THE REORGANIZATION

The Reorganization Agreement, entered into on June 12, 1999, by and between the Adviser and each of its shareholders provides that after the reorganization Mr. Landis will be the sole remaining control person of the Adviser. Prior to the reorganization, Mr. Landis, Mr. Kam and Mr. Bellawala each own in excess of 10 percent of the Adviser. Mr. Kam, who is currently a control person, will cease to have any ownership interest in the Adviser following the Closing of the Reorganization. A control person of the Adviser is a shareholder who owns 25 percent of more of the Adviser. Mr. Landis, a portfolio manager for the Technology Value Fund and the sole portfolio manager for the Technology Leaders Fund and the Technology Innovators Fund, and Ken Kam, a portfolio manager for the Technology Value Fund, have been responsible for the day-to-day management of the Funds since their inception. At the Closing, Ken Kam will resign as a Trustee of Firsthand Funds. Effective October 1, 1999, Mr. Kam will cease to be an employee of the Adviser and a portfolio manager of the Technology Value Fund but will continue to provide investment advisory consulting services to the Adviser under a consulting arrangement for a period of at least four years following October 1, 1999.

The Adviser is in the business of providing financial services to institutional and individual investors. The address of Firsthand Funds and the Adviser is 101 Park Center Plaza, Suite 1300, San Jose, California 95113. The names, addresses and principal occupations of the principal executive officers and shareholders of the Adviser, and the executive officers and Trustees of Firsthand Funds, are set forth below. Unless otherwise noted, the address of each, as it relates to the Adviser or Firsthand Funds, is the same as that of the Adviser and Firsthand Funds.

----------------------------------------------------------------------------------------------------------------------
NAME                           POSITION WITH            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR
                               FIRSTHAND FUNDS          EMPLOYMENT
----------------------------------------------------------------------------------------------------------------------
Kevin Landis                   President, Trustee       President of the Adviser, Portfolio Manager of the Firsthand
                                                        Technology Value, Technology Leaders and Technology
                                                        Innovators Funds; former Secretary of the Adviser

----------------------------------------------------------------------------------------------------------------------
Ken Kam                        Secretary, Trustee       Portfolio Manager of the Firsthand Technology Value and
                               until the Closing,*      Medical Specialists Funds until the Closing*; former
                               N/A thereafter           President of the Adviser

----------------------------------------------------------------------------------------------------------------------
Mike Lynch                     Trustee                  Vice President of Sales and Business Development
400 North 34th St. Suite 300                            of Digital Intelligence, Inc.
Seattle, WA 98103

----------------------------------------------------------------------------------------------------------------------
Mark Taguchi                   Trustee                  Director of Business Development and Strategic Alliances at
526 Occidental Ave.                                     Software.Com and a principal with Renaissance Management, a
San Mateo CA 94402                                      business development firm

----------------------------------------------------------------------------------------------------------------------
Yakoub Bellawala               Treasurer until the      Vice President, New Business Development, of the Adviser;
                               Closing*                 former Chief Operating Officer, Chief Financial Officer and
                                                        Partner of the Adviser

----------------------------------------------------------------------------------------------------------------------
Steve Witt                     N/A                      Vice President, Communications, of the Adviser; former
                                                        Partner of the Adviser

----------------------------------------------------------------------------------------------------------------------
Omar Billawala                 N/A                      Chief Operating Officer and Secretary of the Adviser

----------------------------------------------------------------------------------------------------------------------
Phil Mosakowski                N/A                      Vice President, Mutual Fund Marketing, of the Adviser;
                                                        former Analyst for the Adviser

----------------------------------------------------------------------------------------------------------------------

* Following the Closing, Mr. Kam will resign as the Secretary and a Trustee of Firsthand Funds and cease to be a Portfolio Manager of the Firsthand Technology Value Fund and Medical Specialists Fund. Mr. Kam has made a proposal to the Board regarding his continued management of the Medical Specialists Fund through a separate advisory company and/or trust. The Medical Specialists Fund has an identical fee structure to the Funds and, as of July 1, 1999, it had total assets of $6,151,960. Mr. Bellawala may resign as Treasurer of Firsthand Funds.

Interactive Research Advisors, Inc., (as defined above, the "Adviser") currently serves as each Fund's investment adviser pursuant to Existing Advisory Agreements. The Adviser manages each Fund's investments, provides various other services and supervises each Fund's daily business affairs, subject to supervision by the Fund's Board of Trustees.

GENERAL

Firsthand Funds' principal underwriter is Countrywide Fund Distributors, Inc., 312 Walnut Street, Cincinnati, Ohio 45202. The Administrator for Firsthand Funds is Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201.

SHAREHOLDER MEETING COSTS AND VOTING PROCEDURES

The Declaration of Trust of Firsthand Funds provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of Firsthand Funds (or of a series of Firsthand Funds) entitled to vote at the Meeting constitutes a quorum with respect to the Trust (or that series). Thus, the meeting for Firsthand Funds (or series) will take place on its scheduled date if one-third or more of the shares of Firsthand Funds (or series) are represented. If a quorum of shareholders of Firsthand Funds (or series) is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the Meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to any proposal for any Fund for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. However, while broker non-votes are considered "present," they are disregarded in calculating the percentage of votes cast in favor of or against a proposal by those "voting securities present" when the voting requirement is based on achieving a percentage of the voting securities present in person or by proxy at the Meeting.

Shareholders of each Fund at the close of business on July 1, 1999, will be entitled to be present and vote at the Meeting. As of that date, the number of shares outstanding for each Fund and each Fund's respective total net assets are set forth in table format below:

FUND                                     SHARES OUTSTANDING    TOTAL NET ASSETS
Firsthand Technology Value Fund               6,058,214          $329,225,889
Firsthand Technology Leaders Fund             3,651,062          $ 97,969,939
Firsthand Technology Innovators Fund          1,790,371          $ 50,793,922

To the knowledge of management, at the close of business on July 1, 1999, the officers and Trustees of the Firsthand Funds owned, collectively, less than 1% of the shares of each Fund. To the knowledge of Firsthand Fund's management at the close of business of July 1, 1999, the only persons owning beneficially more than 5% of the outstanding shares of each Fund were those listed in Exhibit A.

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by the Adviser, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of Firsthand Funds, officers and employees of the Adviser certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, the Adviser may retain a firm to solicit proxies on behalf of the Board; the fee for which will be borne by the Adviser.

ANNUAL REPORTS

A copy of the Funds' annual report for the fiscal year ended December 31, 1998, is available without charge upon request by writing to Firsthand Funds, 101 Park Center Plaza, Suite 1300, San Jose, California 95113 or by calling 1.888.884.2675.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

By order of the Board of Trustees,

/s/ Kevin Landis
----------------
Kevin Landis, President
Firsthand Funds

EXHIBIT A

LIST OF FIVE PERCENT SHAREHOLDERS

As of July 1, 1999, the following persons owned of record 5% or more of the shares of the Funds:

FIRSTHAND TECHNOLOGY VALUE FUND:

NAME                                            SHARES               % OWNERSHIP
Charles Schwab & Co.                            2,094,465            34.57%
101 Montgomery Street
San Francisco, California 94104

National Financial Services Corp.               1,411,519            23.30%
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281

National Investors Services Corp.               1,065,098            17.58%
55 Water Street 32nd Floor
New York, New York 10041

FIRSTHAND TECHNOLOGY LEADERS FUND:

NAME                                            SHARES               % OWNERSHIP
Charles Schwab & Co.                            1,497,335            41.01%
101 Montgomery Street
San Francisco, California 94104

National Financial Services Corp.               1,144,631            31.35%
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281

National Investors Services Corp.               314,793,496          8.62%
55 Water Street 32nd Floor
New York, New York 10041

FIRSTHAND TECHNOLOGY INNOVATORS FUND:

NAME                                            SHARES               % OWNERSHIP
National Investors Services Corp.               589,749              32.94%
55 Water Street 32nd Floor
New York, New York 10041

Charles Schwab & Co.                            473,363              26.44%
101 Montgomery Street
San Francisco, California 94104

National Financial Services Corp.               510,667              28.52%
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281

EXHIBIT B

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

                                 FIRSTHAND FUNDS
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     This Investment Advisory and Management Agreement ("Agreement"), is made and entered into as of ________________, 1999, by and between FIRSTHAND FUNDS, a Delaware business trust (the "Trust") and INTERACTIVE RESEARCH ADVISERS, INC., (the "Adviser") each having its principal place of business at 101 Park Center Plaza, Suite 1300, San Jose, California 95113.

     WHEREAS, the Fund, an open-end, non-diversified investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), wishes to retain the Adviser to provide investment advisory and management services to Firsthand ______________ Fund (the "Fund"); and

     WHEREAS, the Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust hereby appoints the Adviser to manage the investment and reinvestment of assets of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times inform the Adviser as to the securities owned by it, the funds available or to become available for investment by it, and generally as to the condition of its affairs. It shall furnish the Adviser with such other documents and information with regard to its affairs as the Adviser may from time to time reasonably request.

3. Subject to the direction and control of the Fund's Board of Trustees, the Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund's portfolio of securities consistent with the Fund's investment objective, policies, and limitations as stated in the Fund's current Prospectus and Statement of Additional Information. The Adviser shall determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Fund's Declaration of Trust, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state laws, as well as the investment objectives, policies, and limitations of the Fund. In placing orders for the Fund with brokers and dealers with respect to the execution of the Fund's securities transactions, the Adviser shall attempt to obtain the best net results. In doing so, the Adviser may consider such factors which it deems relevant to the Fund's best interest, such as price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Adviser shall have the discretionary authority to utilize certain broker-dealers even though it may result in the payment by the Fund of an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, providing, however, that the Adviser had determined that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by the broker-dealer effecting the transaction. In no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person thereof except in accordance with the rules and regulations promulgated by the Securities and Exchange Commission pursuant to the 1940 Act. The Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund and shall perform such other functions of management and supervision as may be directed by the Board of Trustees of the Fund, provided that in no event shall the Adviser be responsible for any expense occasioned by the performance of such functions.

4. The Adviser is responsible for (1) compensation of any of the Fund's trustees, officers and employees who are interested persons of the Adviser and (2) compensation of the Adviser's personnel and other expenses incurred in connection with the provisions of portfolio management services under this Agreement. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund's expenses. Specifically, the Adviser will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by the Adviser hereunder, for any of the following expenses of the Fund, which expenses shall be borne by the Fund: legal and audit expenses, organization expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; fees of custodian, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption or purchase of the Fund's shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state law and maintaining such registrations and qualification; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to Fund shareholders; cost of stationery; costs of shareholders and other meetings of the Fund; compensation and expenses of the independent trustees of the Fund; and the Fund's pro rata portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and trustees.

5. No trustee, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such trustee, officer or employee while he is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser. This paragraph shall not apply to trustees, executive committee members, consultants and other persons who are not regular members of the Adviser's or any affiliated company's staff.

6. As compensation for the services performed by the Adviser, the Fund shall pay the Adviser, as promptly as possible after the last day of each month, a fee, accrued each calendar day (including weekends and holidays) at the rate of 1.5% per annum of the daily net assets of the Fund. The Adviser shall reduce such fee or, if necessary, make expense reimbursements to the Fund to the extent required to limit the total annual operating expenses of the Fund to 1.95% of its average daily net assets up to $200 million; 1.90% of such assets from $200 million to $500 million; 1.85% of such assets from $500 million to $1 billion; and 1.80% of such assets in excess of $1 billion. The daily net assets of the Funds shall be computed as of the time of the regular close of business of the New York Stock Exchange or such other time as may be determined by the Board of Trustees of the Fund. Any of such payments as to which the Adviser may so request shall be accompanied by a report of the Fund prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Adviser under this Agreement and the detailed computation thereof.

7. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Trustees of the Fund in the following or declining to follow any advice or recommendation of the Adviser; provided that nothing in this Agreement shall protect the Adviser against any liability to the Fund or its stockholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

8. The Adviser shall be an independent contractor and shall have no authority to act for or represent the Fund in its investment commitments unless otherwise provided. No agreement, bid, offer, commitment, contract or other engagement entered into by the Adviser whether on behalf of the Adviser or whether purporting to have been entered unto on behalf of the Fund shall be finding upon the Fund, and all acts authorized to be done by the Adviser under this Agreement shall be done by it as an independent contractor and not as an agent.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a trustee, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

10. As used in this Agreement, the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Fund without the consent of the Adviser. This Agreement may also be terminated at any time, without the payment of penalty, by the Fund or by the Adviser on sixty (60) days' written notice addressed to the other party at its principal place of business.

12. This Agreement shall become effective on the date hereof and shall continue in effect for two years and from year to year thereafter only so long as specifically approved annually, (1) by vote of a majority of the trustees of the Fund who are not parties to this Agreement or interested persons of such parties, cast in person at a meeting called for that purpose, and, (2) either by vote of the holders of a majority of the outstanding voting securities of the Fund or by a majority vote of the Fund's Board of Trustees.

13. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no materials amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and sealed by their officers thereunto duly authorized on the day and year first above written.

     FIRSTHAND FUNDS


     By___________________________



     INTERACTIVE RESEARCH ADVISERS, INC.


     By___________________________

EXHIBIT C

FORM OF PROXY

[Fund Name]

[Shareholder Name]
[Title (if applicable)]
[Address]
[Address]
[Shares Held]

                                 FIRSTHAND FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 24, 1999

        SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRSTHAND FUNDS

The undersigned hereby appoints Kevin Landis and Omar Billawala, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Fund, a separate series of Firsthand Funds, to be held on August 24, 1999, at the Fairmont Hotel, 170 South Market Street, San Jose, California 95113, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on July 1, 1999. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed proxy will be voted in favor of the Proposal listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on July 1, 1999. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

PLEASE VOTE BY FILLING IN THE BOXES BELOW.

PROPOSAL: To approve a new investment advisory agreement between the Fund and Interactive Research Advisers, Inc., ("IRA") pursuant to which IRA will continue to act as adviser with respect to the assets of the Fund, to become effective upon the completion of the reorganization of IRA.

         FOR |_|          AGAINST |_|          ABSTAIN |_|


Signed: _____________________________________________  Dated: __________________
        [Shareholder Name]



Signed: _____________________________________________  Dated: __________________
        [Signature(s) (if held jointly)]

Please sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title. If shares are held jointly, each shareholder should sign.